BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED FEBRUARY 10, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 29, 2024, AS SUPPLEMENTED
Brighthouse/Eaton Vance Floating Rate Portfolio
Effective immediately, Andrew N. Sveen no longer serves as a portfolio manager of Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. All references to Mr. Sveen in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio are deleted. Effective immediately, Ralph H. Hinckley Jr. has been named portfolio manager to the Portfolio. As of December 31, 2024, Mr. Hinckley did not beneficially own any equity securities of the Portfolio. The following changes are made to the Summary Prospectus, Prospectus and SAI of the Portfolio.
Effective immediately, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
Ralph H. Hinckley Jr., CFA, Vice President and Portfolio Manager, has managed the Portfolio since February 2025. Michael J. Turgel, CFA, Vice President and Portfolio Manager, has managed the Portfolio since September 2020.
Effective immediately, in the section entitled “Additional Information About Management – The Subadviser – Eaton Vance Management” of the Prospectus, the following paragraphs are added after the third paragraph of the section:
One Post Office Square, Boston, Massachusetts 02109, (“Eaton Vance”) serves as the Subadviser to the Portfolio. As of December 31, 2024, Eaton Vance and its affiliates managed approximately $1.66 trillion on behalf of mutual funds, institutional clients and individuals.
The following individuals are jointly responsible for managing the Portfolio:
Ralph H. Hinckley Jr., CFA, is Vice President and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Hinckley has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 2003.
Michael J. Turgel, CFA, is Vice President and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Turgel has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 2006.
Effective immediately, in the Portfolio’s “Other Accounts Managed” table in Appendix C of the SAI, the following information with respect to Mr. Hinckley is added immediately above the information included therein with respect to Mr. Turgel:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Ralph H. Hinckley Jr., CFA[1]	Registered Investment Companies	8	$26,883,159,141	None	N/A
	Other Pooled Investment Vehicles	9	$5,067,272,031	None	N/A
	Other Accounts	3	$48,497,261	None	N/A
1Other accounts managed information is as of December 31, 2024.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE